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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 10, 2003

                            -----------------------


                     INDUSTRIES INTERNATIONAL, INCORPORATED
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                  NEVADA             000-32053              87-0522115
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NO.)   (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

                    4/F., WONDIAL BUILDING, 6 SOUTH KEJI ROAD
                SHENZHEN HIGH-TECH INDUSTRIAL PARK, SHENNAN ROAD
                                 SHENZHEN, CHINA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               011-86-755-26520839
                            (ISSUER TELEPHONE NUMBER)

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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed by Registrant within 60 days, as described in Item 7 below.

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Overview of the Transaction

     The information below is a summary description of the Exchange Agreement (as defined below) and is qualified in its entirety by reference to the Exchange Agreement, including all annexes, exhibits and schedules attached thereto, and any related documents that the Registrant has filed as exhibits to this Report.

     Pursuant to an Amended and Restated Agreement and Plan of Share Exchange, dated as of February 10, 2003 (the "Exchange Agreement"), by and among Broad Faith Limited, a British Virgin Islands company ("Broad Faith"), Dr. Kit Tsui, an individual who is the sole stockholder of Broad Faith ("Dr. Tsui"), Industries International, Incorporated, a Nevada corporation ("INDI"), Daniel Shuput, an individual who is the holder of at least a majority of INDI's outstanding capital stock ("Shuput"), William Roberts ("Roberts") and Gayle Terry ("Terry"), each individual stockholders of INDI, INDI agreed to issue to Dr. Tsui 28,131,944 shares of INDI's common stock, par value $.01 per share (the "INDI Common Stock"), in exchange for each share of Broad Faith's common stock, par value $1.00 per share (the "Broad Faith Common Stock"), issued and outstanding on the date of the consummation of such exchange. The ratio of 28,131,944 shares of INDI Common Stock for each share of Broad Faith Common Stock is referred to herein as the "Exchange Ratio". The Exchange Ratio was determined by taking into account the fair market value of Broad Faith, which included an evaluation of the assets and liabilities and management expertise of Broad Faith. The closing of the exchange (the "Closing") occurred on February 10, 2003 (the "Closing Date"). At the Closing, INDI acquired 100% of the issued and outstanding shares of Broad Faith and Broad Faith became a wholly-owned subsidiary of INDI.

     Prior to the Closing, approximately 75% of all issued and outstanding shares of INDI were held directly by Shuput. At the Closing, Dr. Tsui was issued an aggregate of 15,003,140 authorized and unissued shares of INDI Common Stock, which shares represented approximately 75% of the total then issued and outstanding shares of INDI. After the closing, INDI is required to increase its authorized capital to at least 100,000,000 shares and to issue Dr. Tsui (and/or his designees) an additional 41,260,748 shares, at which time Dr. Tsui (collectively with his designees, if any) will own approximately 92%, and Shuput will own approximately 5.5%, of the total then issued and outstanding shares of INDI. Pursuant to the Exchange Agreement, on the Closing Date, INDI's three directors and officers, Shuput, Roberts and Terry, resigned as INDI officers and appointed: Dr. Tsui as the Chairman of the Board and Chief Executive Officer of INDI; and Mr. Weijiang Yu as the President of INDI. In addition, subject to and effective upon compliance with Rule 14f-1 under the Securities Exchange Act of 1934, Shuput, Roberts and Terry resigned as the directors of INDI and appointed Dr. Tsui, Mr. Yu and Mr. Zhiyong Xu as the new board of directors of INDI. Promptly following the Closing, it is expected that the new board of directors will appoint a Vice-President, Treasurer and Secretary of INDI.

     The Exchange Agreement provides that Shuput, Roberts and Terry, as a group (the "Group"), may not sell INDI shares after the Closing in excess of certain specified limits. Specifically, the Group may not sell: more than 200,000 shares of unrestricted INDI Common Stock within 90 days after the Closing; more than 1,000,000 shares between the 91st day after the Closing and the 180th day after the Closing, inclusive; more than 1,000,000 shares between the 181st day after the Closing and the 270th day after the Closing, inclusive; or more than 1,400,000 shares between the 271st day and the 360th day after the Closing, inclusive. At the Closing, the Group delivered certificate(s) representing 3,600,000 shares of the INDI common stock to its transfer agent for placement of an appropriate legend referring to the foregoing transfer restrictions. INDI shall consent to the removal of such restrictive legend to the extent such removal is appropriate under the Exchange Agreement and permitted by applicable law.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     The information required for this Item 2 is included in the description of the Changes in Control of Registrant in Item 1 above.

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ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS.


EXHIBIT
NUMBER      DESCRIPTION
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10.1         Amended and Restated Agreement and Plan of Share Exchange

10.2         Financial Statements of Broad Faith.(1)

10.3         Pro Forma Financial Information.(1)

99.1 Press release-Industries International, Incorporated Acquires Broad Faith Limited

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(1)          To be filed by amendment within 60 days




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIES INTERNATIONAL, INCORPORATED


                               By:     /s/ Dr. Kit Tsui
                                     -----------------------
                                           Dr. Kit Tsui
                                      Chief Executive Officer

Dated: February 11, 2003




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